SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 27, 2008

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of Registrant’s principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 27, 2008, Dynegy Inc. (“Dynegy”) issued a press release announcing its fourth quarter and year-end 2007 financial results and updating its 2008 cash flow and earnings estimates. The press release and schedules attached thereto contain certain non-GAAP financial information; please see below for the reconciliation of such non-GAAP financial information to GAAP financial measures. Further, the press release contains updated 2008 cash flow and earnings estimates and other statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. A copy of Dynegy’s February 27, 2008 press release is furnished herewith as exhibit 99.1 and is incorporated herein by this reference.

In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Dynegy management will hold an investor conference call at 9:00 a.m. ET (8:00 a.m. CT) on Wednesday, February 27, 2008 to review its 2007 financial results and related information and update its 2008 cash flow and earnings estimates. A live simulcast of the conference call, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com .

Non-GAAP Financial Information

The press release and schedules attached thereto contain certain non-GAAP financial information. The definitions of such non-GAAP financial information to GAAP financial measures is below. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly-filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in the press release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release, including the reasons that we believe that these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the schedules attached to the press release.  We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis.

EBITDA Measures. We believe that EBITDA provides a meaningful representation of our consolidated operating performance. We consider EBITDA as a way to measure financial performance on an ongoing basis.  In addition, many analysts and investors use EBITDA to measure financial performance.

“EBITDA” - We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization. The most directly comparable GAAP financial measure to EBITDA is income (loss) from continuing operations before income taxes.

Cash Flow Measures. Our Free Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our Free Cash Flow measures are useful because they measure the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations.

“Free Cash Flow” - We define “free cash flow” as cash flow from operations less maintenance and environmental capital expenditures. Previously, we defined free cash flow as cash flow from operations less cash flow from investing activities. The most directly comparable GAAP financial measure to free cash flow is cash flow from operations. Many analysts and investors use Free Cash Flow to measure financial performance.

“Free Cash Flow – Core Operating Business” - We use “Free Cash Flow – Core Operating Business” or “Core Free Cash Flow” to illustrate Free Cash Flow from our principle business operations, after adjusting for items that management considers to be non-core or non-recurring in nature. For purposes of the accompanying press release and schedules thereto, we define “Free Cash Flow – Core

Operating Business” as free cash flow plus deferred cash payments and Illinois rate relief. The most directly comparable GAAP financial measure to Free Cash Flow—Core Operating Business is cash flow from operations.

Debt Measures. We believe that our debt measures are useful because we consider these measures as a way to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition many analysts and investors use these measures for valuation analysis purposes.

“Net Debt”- We believe that this measure is useful because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility in all years, and cash associated with the Sandy Creek letter of credit, the Sithe debt reserve and Plum Point debt, in all years where applicable. The most directly comparable GAAP financial measure to Net Debt is GAAP debt.

“Net Debt and Other Obligations”- We believe that this measure is useful because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility in all years, and cash associated with the Sandy Creek letter of credit, the Sithe debt reserve and Plum Point debt, in the years where applicable. The most directly comparable GAAP financial measure to Net Debt and Other Obligations is GAAP debt.

“Net Debt associated with Operating Assets” - We believe that this measure is useful for of the purpose of evaluating our operating assets. We define “Net Debt Associated with Operating Assets” as Net Debt less GAAP debt associated with assets under construction. The most directly comparable GAAP financial measure to Net Debt Associated with Operating Assets is GAAP debt.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release by Dynegy Inc., dated February 27, 2008 announcing earnings release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2008	DYNEGY INC. (Registrant)
	By:	/s/ Kent R. Stephenson
		Name:	Kent R. Stephenson
		Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

*99.1	Press release by Dynegy Inc., dated February 27, 2008 announcing earnings release

* Furnished herewith